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                                                                 Exhibit 99.(10)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report on UBS Cashfund Inc. dated May 11, 2005 in this Registration Statement (Form N-1A No. 002-60655) of UBS Cashfund Inc.


                                                  /s/ ERNST & YOUNG LLP
                                                  ERNST & YOUNG LLP


New York, New York
July 26, 2005